Senior Secured Debentures (FY) (Tables)	12 Months Ended
Jun. 30, 2019
Warrant [Member]
Schedule of Fair Value Assumptions Used
To execute the model and value the warrants, certain assumptions were needed as noted below:

Valuation Date:	October 24, 2017
Warrant Expiration Date:	October 31, 2022
Total Number of Warrants Issued:	133,750
Contracted Conversion Ratio:	1:1
Warrant Exercise Price (USD)	32.00
Next Capital Raise Date:	October 31, 2018
Threshold exercise price post Capital raise:	20.08
Spot Price (USD):	26.53
Expected Life (Years):	5
Volatility:	66.0%
Volatility (Per-period Equivalent):	19.1%
Risk Free Interest Rate:	2.04%
Risk Free Rate (Per-period Equivalent):	0.17%
Nominal Value (USD Mn):	4.0
No of Shares on conversion (Mn):	0.1